UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549

                                                   SCHEDULE 14A

                                   Proxy Statement Pursuant to Section 14(a) of
                                        the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|X|  Definitive Additional Materials

|_|  Soliciting Material Pursuant toss.240.14a-12

                         WaveRider Communications, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (4)  Date Filed:





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                 [ON WAVERIDER COMMUNICATIONS, INC. LETTERHEAD]




                                         JOINT PROXY STATEMENT-PROSPECTUS

                                                      ERRATA

August 20, 2004

To:   All Stockholders of WaveRider Communications Inc.



      WaveRider Communications Inc. wishes to inform you that the following information appearing in this joint proxy statement-prospectus should read as follows:

1)    On the front page, the final sentence should read:

      "The joint proxy statement/prospectus dated August 20, 2004, will be first mailed to stockholders on August 20, 2004."

2) On pages F-A4 to F-A9, the headings reading "March 31, 2004" should instead read "June 30, 2004".

3) On page F-B15, note 10B, the number of Series J warrants should read "150,000", not "1,500,000".



                                         By Order of the Board of Directors

                                         /s/ T. Scott Worthington
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                                         T. Scott Worthington
                                         Vice President, Chief Financial
                                         Officer and Corporate Secretary